UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2015

_____________________________________________

Decision Diagnostics Corp.

(Exact name of registrant as specified in its charter)

_____________________________________________

Nevada	000-33187	91-2105842
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2660 Townsgate Road
Suite 300
Westlake Village, CA	91361
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 446-1973

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accounts and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)  Dismissal of Independent Registered Public Accounting Firm

On February 16, 2015 following a resolution which the Board authorized the corporate Secretary and CFO to dismiss Cowan, Gunteski & Co., P.A. (the “Former Auditor”) as the Company’s independent registered public accounting firm.  The Former Auditor was then dismissed on March, 1, 2015. The decision to dismiss the Former Auditor was approved by the Company’s Board of Directors serving as the Audit Committee.

There were no reports or consolidated financial statements issued by the Former Auditor during their engagement.

During the engagement of the Former Auditor, and through the date of their dismissal, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreements as defined in Item 304(a)(1)(iv) of Regulation S-K in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided the Former Auditor with a copy of the foregoing disclosure, and requested that the Former Auditor furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  A copy of the letter from the Former Auditor addressed to the Securities and Exchange Commission dated as of October 1, 2015 is filed as Exhibit 16.1 to this Form 8-K.

(b)  Appointment of New Independent Registered Public Accounting Firm

On September 15, 2015 Paritz & Co. (“Paritz”) was appointed to serve as the Company’s new independent registered public accounting firm. The engagement of Paritz as the Company’s new independent registered public accounting firm was approved by the Company’s Board of Directors acting as the Audit Committee.

During the Company’s two most recent fiscal years and any subsequent interim period prior to Paritz’s engagement as the Company’s new independent registered public accounting firm, the Company did not consult with Paritz regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement as defined in Item 304 of Regulation S-K or a reportable event as such term is described in Item 304 of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

EXHIBITS

Exhibit Number	Description
16.1	Letter from Cowan, Gunteski & Co. P.A. dated October 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2015

   /s/ Keith Berman

Keith Berman, CFO